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                                                                   EXHIBIT 99.10

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                                    GUARANTEE

                                     of the

                           COMMON SECURITIES GUARANTEE

                               TARGETS TRUST XVIII

                            Dated as of June 30, 2005

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            This GUARANTEE AGREEMENT (the "Guarantee Agreement") dated as of
June 30, 2005 is executed and delivered by Citigroup Inc., a Delaware corporation (the "Guarantor"), for the benefit of the holders (the "Holders") from time to time of the Common Securities (as defined herein) of TARGETS Trust XVIII, a Delaware statutory trust (the "Issuer").

            WHEREAS, pursuant to an Amended and Restated Declaration of Trust dated as of February 27, 2003 among the Trustees of the Issuer named therein (the "Trustees"), Citigroup Global Markets Holdings Inc., a New York corporation ("CGMHI"), as sponsor of the Issuer, and the holders from time to time of undivided beneficial interests in the assets of the Issuer, the Issuer issued on that date 77,319.59 common securities, designated the Common Securities (the "Common Securities");

            WHEREAS, pursuant to a Common Securities Guarantee Agreement (the "CGMHI Guarantee"), dated as of February 27, 2003, executed and delivered by CGMHI for the benefit of the Holders, CGMHI irrevocably and unconditionally agreed, to the extent set forth in the CGMHI Guarantee, to pay to the Holders of the Common Securities the Guarantee Payments (as defined therein) and to make certain other payments on the terms and conditions set forth therein;

            WHEREAS, the Guarantor desires to fully and unconditionally guarantee, as set forth herein, the Guarantee Payments;

            WHEREAS, the Guarantor is also executing and delivering a guarantee agreement (the "Supplemental TARGETS Guarantee") with substantially identical terms to this Guarantee for the benefit of the holders of the TARGETS(R) (as defined therein), except that if the Guarantor is in default on any of its obligations under the Supplemental TARGETS Guarantee, the rights of the Holders of the Common Securities to receive Guarantee Payments under this Guarantee are subordinated, to the extent and in the manner set forth herein, to the rights of holders of TARGETS to receive Guarantee Payments under the Supplemental TARGETS Guarantee.

            NOW, THEREFORE, the Guarantor does hereby fully and unconditionally guarantee (the "Citigroup Guarantee") to the Holders the Guarantee Payments when due, in accordance with the provisions of the CGMHI Guarantee, as provided below:

                                    ARTICLE I
                                    Guarantee

            SECTION I.1. Notice of acceptance of the Citigroup Guarantee and of default of performance by CGMHI is expressly waived, and payment under the Citigroup Guarantee shall be subject to no condition other than the giving of a written request for payment, mailed to Citigroup at the following address:
Citigroup Inc., Office of Corporate Treasury, 153 East 53rd Street, 6th Floor, New York, New York 10043, Attention: Treasurer. This Guarantee is a guarantee of payment and not of collection.

            SECTION I.2. The right of the Holders under any debt instrument of CGMHI that is outstanding as of the date hereof to claim payment from Citigroup under the Citigroup

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Guarantee shall rank in priority of payment with Citigroup's other obligations to exactly the same extent that the Guarantee Payments rank with CGMHI's other obligations, if any.

            SECTION I.3. The obligations of Citigroup under the Citigroup Guarantee shall in no way be impaired by: (1) any extension, amendment, modification or renewal of the Common Securities; (2) any waiver of any event of default, extension of time or failure to enforce any of the Common Securities; or (3) any extension, moratorium or other relief granted to CGMHI pursuant to any applicable law or statute.

            SECTION I.4. Citigroup shall be obligated to make payment under the Citigroup Guarantee, for the benefit of the Holders, at the same address as CGMHI is obligated to make payment.

            SECTION I.5. (a) Subject to clause (b) below, Citigroup hereby agrees that the Guarantee Payments will be paid strictly in accordance with the terms of the CGMHI Guarantee, regardless of the value, genuineness, validity, regularity or enforceability of the Common Securities. Subject to clause (b) below, the liability of Citigroup to the extent herein set forth shall be absolute and unconditional, not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by Citigroup) whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to Citigroup or otherwise, whether based upon any obligations or any other agreement or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of:

            (i) any lack of validity or enforceability of any agreement or instrument relating to the Common Securities;

            (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Common Securities, or any other amendment or waiver of or consent to any departure from any other agreement relating to any Common Securities;

            (iii) any increase in, addition to, exchange or release of, or nonperfection of any lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the indebtedness;

            (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, CGMHI in respect of the Common Securities;

            (v) any insolvency, bankruptcy, reorganization or dissolution, or any similar proceeding of CGMHI, including, without limitation, rejection of the Common Securities in such bankruptcy; or

            (vi) the absence of notice or any delay in any action to enforce any Common Securities or to exercise any right or remedy against Citigroup, or CGMHI, whether

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      hereunder, under any Common Securities or any agreement or any indulgence, compromise or extension granted.

      (b) Notwithstanding anything to the contrary in this Citigroup Guarantee, Citigroup does not waive any defense that would be available to CGMHI based on, among other things, the failure of any condition to CGMHI's obligations, under the CGMHI Guarantee or the illegality of any provision of the CGMHI Guarantee.

            SECTION I.6. Citigroup further agrees that, to the extent that CGMHI or Citigroup makes a payment or payments to the Holders, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to CGMHI or Citigroup or their respective estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Citigroup Guarantee and the advances or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

            SECTION I.7. Until the Common Securities are paid in full, Citigroup shall have no rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification, or other rights of payment or recovery from CGMHI for any payments made by Citigroup hereunder.

            SECTION I.8. This Citigroup Guarantee shall be binding upon and shall inure to the benefit of the Guarantor and its respective successors and assigns.

                                   ARTICLE II
                            Miscellaneous Provisions

            SECTION II.1. This Guarantee Agreement is executed and shall be construed as an amendment to the CGMHI Guarantee, and forms a part thereof. Except as herein expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Citigroup Guarantee. Except as expressly amended hereby, the CGMHI Guarantee shall continue in full force and effect in accordance with the provisions thereof and the CGMHI Guarantee is in all respects hereby ratified and confirmed.

            SECTION II.2. All of the covenants, stipulations, premises and agreements made in this Guarantee Agreement by Citigroup shall bind its successors and assigns whether so expressed or not.

            SECTION II.3. This Guarantee Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State.

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            This GUARANTEE AGREEMENT is executed as of the day and year first above written.

                                             CITIGROUP INC., as Guarantor

                                             By: /s/ Charles E. Wainhouse
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                                                 Name: Charles E. Wainhouse
                                                 Title: Assistant Treasurer